Exhibit 99.3

TECHNOLOGY RESEARCH CORPORATION

Unaudited Pro Forma Condensed Combined Financial Statements

On March 31, 2010, Technology Research Corporation (the “Company”) acquired 100% of the common stock of Patco Electronics, Inc., (“Patco”). The acquisition was effective March 31, 2010 and the results of Patco have not been included in the Company’s results of operations for the year ended March 31, 2010. The following unaudited pro forma condensed combined financial statements have been prepared to give effect to the completed acquisition, which was accounted for using the purchase method of accounting.

The unaudited pro form condensed combined statements of income for the two years ended March 31, 2010 are presented herein. The Company’s consolidated balance sheet filed in the Company’s Annual Report on Form 10-K reflects the acquisition of Patco. The unaudited pro forma condensed combined statement of income for the two years ended March 31, 2010 combines the historical results of the Company and Patco, and gives effect to the acquisition as if it had occurred on April 1, 2009 and 2008, respectively.

The unaudited pro forma condensed combined financial statements presented are based on the assumptions and adjustments described in the accompanying notes. Unaudited pro forma results of operations, assuming the acquisition was consummated at the beginning of fiscal 2009 and 2010, are presented for illustrative purposes. The pro formas represent the historical results of the Company combined with those of Patco for the periods presented, adjusted for specific factually supportable items such as amortization of intangible assets. The pro forma results of operations do not include the costs of integration or any nonrecurring costs and are not necessarily indicative of either future results of operations or results that would have been achieved if the acquisition had been consummated at the beginning of the periods presented in the accompanying financial statements. The unaudited pro forma condensed combined financial statements, and accompanying notes, are based upon the respective historical consolidated and combined financial statements of the Company and Patco, and should be read in conjunction with the historical financial statements and related notes of the Company contained in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010, as well as the historical financial statements and related notes of Patco, which were attached as Exhibit 99.2 to the Company’s current report on Form 8-K filed on April 12, 2010.

Technology Research Corporation

Unaudited Pro Forma Combined Statement of Income

Year Ended March 31, 2010

(in thousands, except share and per share amounts)

	TRC as reported	Patco	Pro Forma Adjustments		Pro forma Combined
Revenue
Commercial	$14,709				14,709
Military	19,706	4,853			24,559
Royalty	418				418

Total Revenue	34,833	4,853	—		39,686

Cost of sales	21,196	2,446			23,642

Gross profit	13,637	2,407	—		16,044

Operating expenses:
Selling and marketing	2,444	—			2,444
General and administrative	3,896	378			4,274
Research and development	2,589	82			2,671
Acquisition related transaction costs	515		(515)	(a)	—

Amortization of acquisition related intangibles	—		1,548	(b)	1,548

Total operating expenses	9,444	460	1,033		10,937

Income from operations	4,193	1,947	(1,033)		5,107
Other income (expense):
Other income, net	29	3	(50)	(c)	(18)
Interest expense	—				—

Other income (expense), net	29	3	(50)		(18)

Income before income taxes	4,222	1,950	(1,083)		5,089
Income tax expense	1,384	731	(583)	(d)	1,532

Net income	$2,838	1,219	(500)		3,557

Basic shares	5,903		675	(e)	6,578
Basic EPS	$0.48				0.54

Diluted shares	5,997		675	(e)	6,672
Diluted EPS	$0.47				0.53

See accompanying notes to unaudited pro forma consolidated financial statements.

Technology Research Corporation

Unaudited Pro Forma Combined Statement of Income

Year Ended March 31, 2009

(in thousands, except share and per share amounts)

	TRC as reported	Patco	Pro Forma Adjustments		Pro forma Combined
Revenue
Commercial	$18,582				18,582
Military	14,674	3,815			18,489
Royalty	477				477

Total Revenue	33,733	3,815	—		37,548

Cost of sales	22,266	2,029			24,295

Gross profit	11,467	1,786	—		13,253

Operating expenses:
Selling and marketing	2,899	—			2,899
General and administrative	4,627	351			4,978
Research and development	2,381	115			2,496
Acquisition related transaction costs	—		—		—
Amortization of acquisition related intangibles	—		1,548	(b)	1,548

Total operating expenses	9,907	466	1,548		11,921

Income from operations	1,560	1,320	(1,548)		1,332
Other income (expense):
Other income, net	590	1	(50)	(c)	541
Interest expense	(10)				(10)

Other income (expense), net	580	1	(50)		531

Income before income taxes	2,140	1,321	(1,598)		1,863
Income tax expense	500	490	(584)	(d)	406

Net income	$1,640	831	(1,014)		1,457

Basic shares	5,891		675	(e)	6,566
Basic EPS	$0.27				0.22
Diluted shares	5,897		675	(e)	6,572
Diluted EPS	$0.27				0.22

See accompanying notes to unaudited pro forma consolidated financial statements.

TECHNOLOGY RESEARCH CORPORATION

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

1.	Basis of Presentation

The unaudited pro forma condensed combined statement of income for the two years ended March 31, 2010 were prepared using the historical unaudited condensed consolidated statement of income of the Company for the two years ended March 31, 2010 as included in the Company’s Annual Report on Form 10-K for such periods and the unaudited management accounts of Patco for the two years ended March 31, 2010. In the opinion of management, the unaudited management accounts of Patco have been prepared on the same basis as the audited combined financial statements of Patco and include all adjustments, which consist only of normal recurring adjustments, necessary for the fair presentation of results of operations of Patco.

The unaudited pro forma condensed combined statement of income for the year ended March 31, 2010 was prepared using the historical audited consolidated statement of income of the Company for the year ended March 31, 2010 as included in the Company’s Annual Report on Form 10-K for such period, and the unaudited combined statement of income of Patco for the year ended March 31, 2010, which was derived by taking the audited statement of income for the year ended December 31, 2009 and subtracting the unaudited income statement for the three months ended March 31, 2009 and adding the unaudited income statement for the three months ended March 31, 2010. The derivation of the unaudited income statement of Patco for the year ended March 31, 2010 is as follows:

(in thousands)	Revenue	Income from Continuing Operations
Year ended December 31, 2009	$5,988	$2,749
Deduct: Three months ended March 31, 2009	(1,532)	(700)
Add: Three months ended March 31, 2010	397	(102)

Year ended March 31, 2010	$4,853	$1,947

The unaudited pro forma condensed combined statement of Patco income for the year ended March 31, 2009 was prepared using the historical audited consolidated statement of income of the Company for the year ended March 31, 2009 as included in the Company’s Annual Report on Form 10-K for such period, and the unaudited statement of income of Patco for the year ended March 31, 2009, which was derived by taking the audited statement of income for the year ended December 31, 2008 and subtracting the unaudited income statement for the three months ended March 31, 2008 and adding the unaudited income statement for the three months ended March 31, 2009. The derivation of the unaudited income statement of Patco for the year ended March 31, 2009 is as follows:

(in thousands)	Revenue	Income from Continuing Operations
Year ended December 31, 2008	$3,044	$826
Deduct: Three months ended March 31, 2008	(761)	(206)
Add: Three months ended March 31, 2009	1,532	700

Year ended March 31, 2010	$3,815	$1,320

2.	Purchase Price Allocation

The preliminary allocation of the purchase price is based upon estimates of the assets and liabilities acquired in accordance with the relevant accounting guidance. The preliminary allocations may be reviewed when the Company completes its valuations. The acquisition of Patco is based on management’s consideration of past and expected future performance as well as the potential strategic fit with the long-term goals of the Company. The expected long-term growth, market position and expected synergies to be generated by Patco are the primary factors that gave rise to an acquisition price which resulted in the recognition of goodwill.

The following is a summary of the purchase price:

(in thousands)
Cash	$5,000
Common Stock – 674,950 shares	2,426
Present value of contingent consideration	738

Purchase Price	$8,164

The preliminary allocation of the aggregate purchase price of this acquisition is as follows:

(in thousands)
Goodwill	$5,465
Identifiable intangible assets	3,584
Net assets acquired	(885)

Purchase Price	$8,164

Identifiable intangible assets primarily include employment agreements, backlog and trade secrets.

3.	Pro Forma Adjustments

The following pro forma adjustments are based on preliminary estimates, which may change as additional information is obtained:

a.	To reflect amortization of the acquired intangible assets.

b.	To adjust for acquisition related transaction costs.

c.	To reflect the estimated decrease in interest income earned on the cash paid for the acquisition as if the cash was not available for investment during the period.

d.	To adjust income tax expense on adjusting entries.

e.	To adjust the weighted average share calculation for shares issued as part of the acquisition.